SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):             June 5, 2003
                                                             -------------

                             The CattleSale Company
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             (Exact name of registrant as specified in its charter)


       Delaware                  001-07636                   74-1605174
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(State or Other Jurisdiction  (Commission File Number)   (IRS Employer
 of Incorporation)                                       Identification No.)
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 9901 IH-10 West, Suite 800, San Antonio, Texas               78230-2292
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(Address of Principal Executive Offices)                       (Zip Code)
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Registrant's telephone number, including area code: 210-558-2898
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Item 5.   Other Events

        At a meeting of the Board of Directors held on June 5, 2003, Mr. David
S. Geiman was elected President and Chief Executive Officer effective June 15, 2003. For more information, please reference the press release attached as
Exhibit 99.1 to this report.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

99.1     Press release of the Company dated June 10, 2003

Item 9.  Regulation FD Disclosure

        On February 25, 2003, The CattleSale Company (the "Company') acquired 100% of the limited liability company interests in each of CS Livestock Commissions Co., LLC and CS Auction Production Co., LLC. In connection with the acquisition, the Company prepared combined pro forma projections for the Company for fiscal years 2003 through 2006. On April 24, 2003, this internal information was furnished by the Company to a securities industry professional. Following are revised projections for 2003 and the first six months of 2004.

                      Profit and Loss Internal Projections
                            For the years 2003 - 2004
                               ($'s in thousands)

                                  Twelve months              Six Months
                                     Ending                    Ending
                                December 31, 2003           June 30, 2004

Total Revenue                        $35,829                    $76,100
Gross Profit                            $297                       $577
Selling, general
   and administrative                 $1,973                     $1,226
Net income (loss)                    $(1,676)                     $(649)


        The information in this Current Report on Form 8-K shall be deemed "furnished" and not deemed "filed" for purposes of the Securities Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any registration statement or any other Company filing under the Securities Act of 1933, as amended.

         This Current Report on Form 8-K contains forward-looking statements about the business, financial condition and prospects of the Company. The actual results of the Company could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties, including without limitation, the risks associated with entering into a new line of business, changes in product demand, the reliability of the internet, changes in competition, economic conditions, new product development, changes in tax and other governmental rules and regulations applicable to the Company, and other risks indicated in the Company's filings with the Securities and Exchange Commission. These risks and uncertainties are beyond the ability of the Company to control, and in many cases, the Company cannot predict the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this Current Report on Form 8-K, the words "believes," "estimates," "plans," "expects," and "anticipates" and similar expressions as they relate to the Company or its management are intended to identify forward-looking statements.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  The CattleSale Company
                                                       (Registrant)
Date:  June 10, 2003

                                                  By:  /s/ Phillip P. Krumb
                                                  ------------------------------
                                                       Phillip P. Krumb
                                                       Chief Financial Officer

                                                                   EXHIBIT 99.1
FOR IMMEDIATE RELEASE                           Contact:       Phillip P. Krumb
---------------------
                                                    Chief Financial Officer
                                                    The CattleSale Company
                                                    San Antonio, Texas 78230

                                                    (210) 558 2898


             THE CATTLESALE COMPANY ANNOUNCES ELECTION OF PRESIDENT
                          AND CHIEF EXECUTIVE OFFICER



         SAN ANTONIO, Texas, June 10, 2003...The CattleSale Company (EBB:CTLE) today announced that David S. Geiman has been elected President and Chief Executive Officer, effective June 15, 2003.

         Mr. Geiman is the current owner of New Dominion Management, an agricultural consulting company that provides business analysis, construction management and risk and hedging program development services for large agri-business entities in the United States and Canada. In addition, he owns significant interests in contract feeder pig production facilities and a task management software company.

         From 1980 until 1995 Mr. Geiman worked for Continental Grain Company, one of the top grain merchant companies in the United States. He held positions in grain merchandising, strategic planning and operations management and from 1985 until 1995, David was Senior Vice President and General Manager of Continental's Cattle Feeder Division. During this period he grew the division to the largest cattle feeder operation in the U.S., trading nearly 100,000 head of cattle per month and generating annual sales of $800-$900 million.

         Mr. Geiman received his undergraduate degree from George Washington University in Washington, D. C. and an MBA from the University of Virginia. He spent three years in agricultural and rural development in the Peace Corps in West Africa.

         He has served on the curriculum committee for the Harvard University agribusiness seminars and has taught or consulted for several major corporations regarding the cattle industry in production or finance.

         "David's extensive experience and familiarity with the cattle and agricultural industries are invaluable to this Company," said Edward McMillan, Chairman of the Board of The CattleSale Company. "David's primary role will be to re-energize the CattleSale Company. Initially, he will be involved in setting the strategy for the expansion of the Company's core internet auction business while constantly exploring for new growth opportunities," McMillan added.

         This press release contains forward-looking statements about the business, financial condition and prospects of the Company. The actual results of the Company could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties, including without limitation, the risks associated with entering into a new line of business, changes in product demand, the reliability of the internet, changes in competition, economic conditions, new product development, changes in tax and other governmental rules and regulations applicable to the Company, and other risks indicated in the Company's filings with the Securities and Exchange Commission. These risks and uncertainties are beyond the ability of the Company to control, and in many cases, the Company cannot predict the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this press release the words "believes," "estimates," "plans," "expects," and "anticipates" and similar expressions as they relate to the Company or its management are intended to identify forward-looking statements.